Restrictions on Cash	12 Months Ended
Dec. 31, 2017
Cash and Cash Equivalents [Abstract]
Restrictions on Cash

Note 3. Restrictions on Cash

To comply with banking regulations, the Bank is required to maintain certain average cash reserve balances. The daily average cash reserve requirement was approximately $3.6 million and $4.6 million for the periods including December 31, 2017 and 2016, respectively.